EXHIBIT 99.3

Share Purchase Agreement

This Share Purchase Agreement (this “Agreement”) is dated as of the June 21, 2013, and is entered into by and among: (i) Capital Ventures International (“CVI”), (ii) (A) Greywolf Capital Overseas Master Fund, (B) Greywolf Capital Partners II LP, and (C) Greywolf Opportunities Fund LLC (“collectively, “Greywolf”), (iii) (A) Kingdon Associates, (B) Kingdon Credit Master Fund L.P., (C) Kingdon Family Partnership, L.P., and (D) M. Kingdon Offshore Master Fund L.P. (collectively, “Kingdon”), and (iv) Deutsche Bank Securities Inc. (“Deutsche Bank” together with CVI, Greywolf, and Kingdon, the “Investors”); Silver Point Finance, LLC, acting individually or through one or more of its affiliates or funds (the “Assignee”); and K-V Pharmaceutical Company (the “Company”). The Investors, the Assignee and the Company are collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the SPBA (defined below) receipt of a copy of which is hereby acknowledged by the Assignee.

WHEREAS, on August 4, 2012, each of the Company, K-V Discovery Solutions, Inc., DrugTech Corporation, FP1096, Inc., K-V Generic Pharmaceuticals, Inc., K-V Solutions USA, Inc., Ther-Rx Corporation and Zeratech Technologies USA, Inc. (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. §§ 101, et seq., before the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”);

WHEREAS, the Debtors and the Investors are seeking to implement a restructuring of the Company pursuant to the terms and conditions set forth in the Chapter 11 Plan and the SPBA;

WHEREAS, on June 6, 2013, the Company and the Investors entered into that certain Second Amended and Restated Stock Purchase and Backstop Agreement (as further amended, restated or otherwise modified from time to time, the “SPBA”);

WHEREAS, pursuant to the Chapter 11 Plan and the SPBA, the Company will conduct the Rights Offering;

WHEREAS, in order to facilitate the Rights Offering, pursuant to the SPBA, and subject to the terms, conditions and limitations set forth therein, among other things, each Investor, severally and not jointly, committed to purchase in the Rights Offering such Investor’s pro rata share of the Rights Offering Shares and in exchange for such commitments, among other things, the Company agreed, pursuant to the terms of the Chapter 11 Plan and the SPBA, to pay the Investors the Commitment Fee; and

WHEREAS, in exchange for the Assignee’s agreement to support the Chapter 11 Plan and commitment to purchase Direct Subscription Shares and Unsubscribed Shares on the terms set forth herein, the Investors agree to reduce the Commitment Fee to which they are otherwise entitled under the SPBA and to permit the Company to issue Commitment Fee Shares to the Assignee, on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.             Purchase of Direct Subscription Shares and Unsubscribed Shares; Default.

1.1            Purchase of Direct Subscription Shares and Unsubscribed Shares. Simultaneously with the Closing under the SPBA, each of the Parties agrees, notwithstanding anything to the contrary contained in the SPBA, that:

(a)            (i) the Company shall reduce the number of Direct Subscription Shares to be sold to each Investor pursuant to Section 1.2 of the SPBA by the number of Direct Subscription Shares set forth below such Investor’s name on the signature pages hereto, (ii) the Company shall, in lieu of selling the aggregate number of such Direct Subscription Shares as determined pursuant to the preceding clause (i) to the Investors, sell and deliver such Direct Subscription Shares to the Assignee on the same terms as such Direct Subscription Shares were to be sold and delivered to the Investors, and (iii) the Assignee shall purchase all such Direct Subscription Shares at a price per share equal to the Purchase Price; provided that to the extent that the aggregate number of Direct Subscription Shares changes, the number of Direct Subscription Shares to be sold and delivered to the Assignee under this Section 1.1(a) (as reflected on the signature pages hereto) shall automatically be adjusted to ensure that the Assignee maintains the same proportion of Direct Subscription Shares to be purchased hereunder;

(b)            if the Investors are required to purchase any Unsubscribed Shares pursuant to Section 1.1(c) of the SPBA, then (i) the Company shall reduce the number of Unsubscribed Shares to be sold to each Investor by the number (rounded to the nearest whole number) equal to the product of (A) the total number of Unsubscribed Shares and (B) the Backstop Commitment Percentage set forth below such Investor’s name on the signature pages hereto, (ii) the Company shall, in lieu of selling the aggregate number of such Unsubscribed Shares as determined pursuant to the preceding clause (i) to the Investors, sell and deliver such Unsubscribed Shares to the Assignee on the same terms as such Unsubscribed Shares were to be sold and delivered to the Investors, and (iii) the Assignee shall purchase all such Unsubscribed Shares at a price per share equal to the Purchase Price; provided that in no event (X) shall the Assignee be required to purchase Unsubscribed Shares that consist of Rights Offering Shares that an Investor was obligated to purchase pursuant to Section 1.1(b) of the SPBA (as such Section 1.1(b) (including Appendix 1 referenced therein) is in effect as of the date hereof, without any subsequent amendment or modification thereto) or (Y) shall the Assignee be required to purchase Unsubscribed Shares under this Section 1.1(b) in an aggregate amount exceeding $66,700,000 (in which case, any excess Unsubscribed Shares shall be purchased by the Investors on a pro rata basis in accordance with the terms of the SBPA); and

(c)            if the Assignee complies with its obligations under this Section 1.1 and its obligation to support the Chapter 11 Plan, in each case, in all respects, then (i) the Company shall reduce the number of Commitment Fee Shares to be issued and delivered to each Investor by the number of Commitment Fee Shares set forth below such Investor’s name on the signature pages hereto (and each Investor acknowledges and agrees that the Company shall no longer have any obligation under the SPBA to issue and deliver such Commitment Fee Shares to the Investors), and (ii) the Company shall, in lieu of issuing and delivering the aggregate number of such Commitment Fee Shares as determined pursuant to the preceding clause (i) to the Investors, issue and deliver such Commitment Fee Shares to the Assignee on the same terms as such Commitment Fee Shares were to be issued and delivered to the Investors; provided that to the extent that the aggregate number of Commitment Fee Shares changes, the number of Commitment Fee Shares to be issued and delivered to the Assignee under this Section 1.1(c) (as reflected on the signature pages hereto) shall automatically be adjusted to ensure that the Assignee maintains the same proportion of Commitment Fee Shares to be purchased hereunder.

1.2            Default. If the Assignee should default in its obligation to purchase any Direct Subscription Shares or Unsubscribed Shares that it is agreeing to purchase pursuant to the provisions of Section 1.1 (the “Assignee Defaulted Shares”), the Parties agree that:

(a)            the Company shall reduce distributions under the Chapter 11 Plan to the Assignee in respect of the DIP Credit Agreement (as defined in the Chapter 11 Plan) in an amount equal to the aggregate purchase price of the Assignee Defaulted Shares, and if the amount of such distributions is less than the aggregate purchase price of the Assignee Defaulted Shares, then additionally, reduce distributions under the Chapter 11 Plan to the Assignee in respect of the Assignee’s Senior Secured Notes Claim (as defined in the Chapter 11 Plan) such that the aggregate amount so reduced equals the aggregate purchase price of the Assignee Defaulted Shares (an “Assignee Default Exchange”) (and, for the avoidance of doubt, upon such reduction in distributions, the Company shall deliver to the Assignee the Assignee Defaulted Shares); and

(b)            in connection with any Assignee Default Exchange, the Assignee hereby constitutes and appoints the Company as the Assignee’s true and lawful agent and attorney-in-fact, with full power and authority in the Assignee’s name, place and stead, with full power of substitution, to execute (i) any agreements, instruments of conveyance and assignment as may be necessary, appropriate, proper, advisable, incidental or convenient to consummate such Assignee Default Exchange (including, without limitation, any amendment to the DIP Credit Agreement, if necessary), and (ii) such related instruments as may be necessary, appropriate, proper, advisable, incidental or convenient to evidence such consummation.

2.             Representations and Warranties.

2.1            Investors. Each Investor represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

2.2           Assignee. The Assignee represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (b) it is sophisticated with respect to decisions to acquire assets of the type represented by the shares to be purchased by the Assignee hereunder and either it, or the Person exercising discretion in making its decision to acquire the shares to be purchased by the Assignee hereunder, is experienced in acquiring assets of such type, (c) it has received a copy of the SPBA, and such other documents and information as it deems appropriate to make its own decision to enter into this Agreement and to acquire the shares to be purchased by the Assignee hereunder, (d) it has, independently and without reliance upon any Investor and based on such documents and information as it has deemed appropriate, made its own decision to enter into this Agreement and to acquire the shares to be purchased by the Assignee hereunder, (e) it is an Eligible Holder, and (f) it is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

2.3            Company. The Company represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

3.             Certain Actions. The Investors and the Company shall not (a) amend the SPBA, (b) waive any condition to the Chapter 11 Plan, or (c) consent to any amendment to the Chapter 11 Plan or the New First Lien Term Loan (as defined in the Chapter 11 Plan) in each case in a way that is materially adverse to the Assignee without the prior written consent of the Assignee.

4.             Transfers. The Assignee agrees that, so long as this Agreement has not been terminated, the Assignee shall not sell, transfer, loan, hypothecate, assign or otherwise dispose of, in whole or in part, any of the DIP Claims or Senior Secured Notes Claims or any option thereon or any right or interest therein unless (a) prior to or concurrently with such transaction, the transferee thereof agrees in writing to support the Chapter 11 Plan and otherwise act consistent with the terms of the agreement related to matters of plan support as stated on the record of the Bankruptcy Court on June 7, 2013 and (b) if, as a result of such transaction, the Assignee would hold less than $70,000,000 of DIP Claims and Senior Secured Notes Claims, in the aggregate, then prior to or concurrently with such transaction, the transferee thereof agrees in writing to be bound by all terms and provisions of this Agreement applicable to the Assignee by executing and delivering a joinder agreement in a form reasonably acceptable to the Company and the Requisite Investors. Notwithstanding the foregoing, no such sale, transfer, loan, hypothecation, assignment or other disposition by the Assignee will relieve the Assignee of its obligations under Section 1.1 hereof if the assignee, transferee or other counterparty thereto fails to perform such obligations. The Assignee agrees that any sale, transfer or assignment of any DIP Claims or Senior Secured Notes Claims that does not comply with the terms and procedures set forth herein shall be deemed void ab initio.

5.             Amendments and Waivers. This Agreement may not be modified, amended or supplemented except in a writing signed by the duly authorized representative of each Party.

6.             GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREES THAT THE BANKRUPTCY COURT SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. ALTERNATIVELY, IN THE EVENT THAT THE BANKRUPTCY COURT DENIES SUCH JURISDICTION, EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING BY IT OR AGAINST IT WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT OR PROCEEDING, SHALL BE BROUGHT IN A FEDERAL OR STATE COURT IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF EACH SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING.

7.             WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.             Successors and Assigns; Severability; Several Obligations. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors and permitted assigns. Prior to the Closing, no Investor or the Assignee may sell, transfer or otherwise convey (“Transfer”) any of its rights or obligations under this Agreement without the prior consent of (a) each Investor and the Company, in the case of a Transfer by the Assignee, and (b) the Assignee, in the case of a Transfer by any Investor, unless, in each case, the transferee thereof, prior to or concurrently with such Transfer, agrees in writing to become a party hereto and to be bound by all terms and provisions of this Agreement applicable to the transferee to the extent of such transferred rights and obligations; provided that notwithstanding the foregoing, no such Transfer will relieve any Investor or the Assignee of its obligations under Section 1.1 or Section 1.2, as applicable, if the transferee thereto fails to perform such obligations. The invalidity or unenforceability at any time of any provision hereof shall not affect or diminish in any way the continuing validity and enforceability of the remaining provisions hereof.

9.             Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement and may be delivered by facsimile transmission or by e-mail in portable document format (PDF).

10.           Notices. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or if mailed by certified mail, return receipt requested, postage prepaid, or if sent by overnight courier, or sent by written telecommunication, as follows:

If to Capital Ventures International, to its counsel at the address listed below:

c/o Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, New York 10020

Fax: (212) 262-7402

Attn: Gerald C. Bender, Esq.

If to Greywolf Capital Overseas Master Fund, Greywolf Capital Partners II LP or Greywolf Opportunities Fund LLC, to its counsel at the address listed below:

c/o Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Fax: (212) 698-3599

Attn: Michael J. Sage, Esq.

If to Kingdon Associates, Kingdon Credit Master Fund L.P., Kingdon Family Partnership, L.P., or M. Kingdon Offshore Master Fund L.P., to its counsel at the address listed below:

c/o Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

Fax: (212) 839-5599

Attention: Lee S. Attanasio, Esq.

If to Deutsche Bank Securities Inc., to its counsel at the address listed below:

c/o White & Case LLP

Southeast Financial Center

Suite 4900

200 South Biscayane Boulevard

Miami, Florida 33131

Fax: (305) 358-5744

Attn: Thomas E Lauria, Esq.

If to the Assignee, to its counsel at the address listed below:

c/o Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Fax: (212)310-8007

Attention: Lori R. Fife, Esq.

[Signature Page to Share Purchase Agreement]

If to the Company at, to its counsel at the address listed below:

c/o Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Fax: (212) 728-8111

Attention: Paul V. Shalhoub, Esq. and Robin Spigel, Esq.

Notices mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt.

1.             Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Company, the Investors and the Assignee any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

2.             Relationship Among Parties. Notwithstanding anything herein to the contrary, the duties and obligations of the Parties under this Agreement shall be several, not joint. No Party is a trustee or agent for any other Party, nor does any Party have any fiduciary obligations to any other Party. This Agreement shall not be construed to create a partnership or joint venture among any of the Parties.

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[Signature Page to Share Purchase Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered as of the date first written above.

CAPITAL VENTURES INTERNATIONAL

By:	Susquehanna Advisors Group, Inc., its authorized agent

	By:	/s/ Todd Silverberg
	Name:	Todd Silverberg
	Title:	Assistant Vice President

Direct Subscription Shares:	35,211
Backstop Commitment Percentage:	24.846%
Commitment Fee Shares:	49,071

[Signature Page to Share Purchase Agreement]

GREYWOLF CAPITAL OVERSEAS MASTER FUND

By:	Greywolf Capital Management LP, its Investment Manager

	By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

Direct Subscription Shares:	11,900
Backstop Commitment Percentage:	9.346%
Commitment Fee Shares:	18,382

GREYWOLF CAPITAL PARTNERS II LP

By:	Greywolf Advisors LLC, its General Partner

	By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

Direct Subscription Shares:	7,729
Backstop Commitment Percentage:	6.053%
Commitment Fee Shares:	11,907

GREYWOLF OPPORTUNITIES FUND LLC

By:	Greywolf Capital Management LP, its Managing Member

	By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

Direct Subscription Shares:	40,854
Backstop Commitment Percentage:	39.529%
Commitment Fee Shares:	77,210

[Signature Page to Share Purchase Agreement]

KINGDON ASSOCIATES
KINGDON CREDIT MASTER FUND L.P.
KINGDON FAMILY PARTNERSHIP, L.P.
M. KINGDON OFFSHORE MASTER FUND L.P.

By:	Kingdon Capital Management, L.L.C., in its capacity as agent and investment adviser

	By:	/s/ Alan Winters
	Name:	Alan Winters
	Title:	Chief Operating Officer

Direct Subscription Shares:	12,269
Backstop Commitment Percentage:	0.089%
Commitment Fee Shares:	865

[Signature Page to Share Purchase Agreement]

DEUTSCHE BANK SECURITIES INC.
(solely with respect to the Distressed Products Group)

By:	/s/ Shawn Faurot
Name:	Shawn Faurot
Title:	Managing Director

By:	/s/ Joanne Adkins
Name:	Joanne Adkins
Title:	Managing Director

Direct Subscription Shares:	24,537
Backstop Commitment Percentage:	20.137%
Commitment Fee Shares:	39,545

[Signature Page to Share Purchase Agreement]

SILVER POINT FINANCE, LLC

By:	/s/ Michael A. Gatto
Name:	Michael A. Gatto
Title:	Authorized Signatory

[Signature Page to Share Purchase Agreement]

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Name:	Patrick J. Christmas
Title:	General Counsel

[Signature Page to Share Purchase Agreement]